UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 24, 2014

DAILY JOURNAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

SOUTH CAROLINA	0-14665	95-4133299
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

915 East First Street

Los Angeles, CA 90012-4050

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (213) 229-5300

Not applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of Daily Journal Corporation (the “Company”) approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective June 24, 2014. The Audit Committee expects to engage a new independent registered public accounting firm within the coming days, and the Company will thereafter file another Form 8-K to announce the engagement.

The reports of EY on the Company’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period, there have been no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of EY would have caused EY to make reference to the subject matter of such disagreement(s) in its report on the Company’s financial statements.

During the Company’s two most recent fiscal years and the subsequent interim period, there have been no reportable events of the kinds described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, except that EY expressed an adverse opinion in its report on the Company’s internal control over financial reporting as of September 30, 2013 due to what EY believes are material weaknesses with respect to non-routine transactions and processes and the segregation of duties and use of financial reporting information within the Company’s financial reporting system. The Company believes that its internal control over financial reporting was effective as of September 30, 2013. The Audit Committee of the Company’s Board of Directors has discussed this matter with EY and has authorized EY to respond fully to the inquiries of the Company’s successor independent registered public accounting firm.

The Company requested and has received a letter from EY addressed to the Securities and Exchange Commission stating whether or not EY agrees with the statements in this Item 4.01. A copy of the letter, dated June 26, 2014, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01             Financial Statements and Exhibits

16.1     Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

By:	/s/ Gerald L. Salzman
Gerald L. Salzman
Chief Executive Officer President Chief Financial Officer Treasurer

Dated: June 26, 2014

EXHIBIT INDEX

Exhibits	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 26, 2014.